EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Homeland Security Capital Corporation (the “Company”) on Form 10-K for the period ended December 31, 2011, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

HOMELAND SECURITY CAPITAL CORPORATION

March 30, 2012	By:	/s/ Michael T. Brigante
	Name:	Michael T. Brigante
	Title:	Chief Financial Officer
(Principal Financing and Accounting Officer)